UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08201

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2007

Date of reporting period:  January 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Greater China '97 Fund

Semi-Annual Report

January 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



March 22, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Greater China '97 Fund (the "Fund") for the semi-annual reporting period ended January 31, 2007.

Investment Objective and Policies

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China Companies. Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index (gross), as well as the MSCI Golden Dragon Index (net) and the Lipper China Region Funds Average (the "Lipper Average"), for the six- and 12-month periods ended January 31, 2007. The MSCI Golden Dragon Index is a composite index consisting of equity securities of companies based in China, Hong Kong and Taiwan. These are the countries in which the great majority of the Fund's securities are located. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark, the MSCI Golden Dragon Index (gross), during the six-month period ended January 31, 2007, due primarily to overweight positions in the health care and consumer sectors. Underweight positions in the information technology and utilities sectors also contributed positively to the Fund's relative performance versus the benchmark.

For the 12-month period ended January 31, 2007, the Fund also outperformed its benchmark. Primary positive contributors to the Fund's outperformance included overweight positions in the energy, consumer and health care sectors. Underweight positions in the information technology and utilities sectors also added to the Fund's outperformance.

Market Review and Investment Strategy

The stock markets in the Greater China region performed strongly in the second half of 2006. Following a market correction in May and June of 2006,


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 1


the markets in the region rebounded with renewed confidence in the growth outlook, positive earnings results and strong demand for China-related initial public offerings. Continued increases in household incomes in China, the strength of the Chinese yuan and an expanded universe of banking sector stocks supported interest in China-related shares. Performance of Taiwan banking and technology sector shares was mixed over the period under review.

The Fund's Global Emerging Market Growth Research Team utilized initial public offerings in the Chinese banking sector to establish new positions in Chinese banks, particularly during the six-month period under review, which saw several initial public offerings. Overweight positions were maintained in Chinese consumer and health care companies over the 12-month period ended January 31, 2007. Meanwhile, underweight positions were maintained in the technology and utilities sectors.


2 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Golden Dragon Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Index and the MSCI Taiwan Index (at 65%) (the MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI Index series). The Lipper China Region Funds Average (the "Lipper Average") represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. For the six- and 12-month periods ended January 31, 2007, the Lipper Average consisted of 52 and 48 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI Golden Dragon Index values are calculated using gross and net returns. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties. Net returns approximate the minimum possible dividend reinvestment.

A Word About Risk

Substantially all of the Fund's assets will be invested in Greater China (People's Republic of China (Mainland), Republic of China (Taiwan) and Hong Kong Special Administrative Region) company securities, and so the Fund is subject to greater risk than a fund with a more diversified portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                          ---------------------------
PERIODS ENDED JANUARY 31, 2007                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund
  Class A                                               35.99%        49.17%
  Class B                                               35.52%        48.11%
  Class C                                               35.53%        48.14%
  Advisor Class*                                        36.15%        49.55%
MSCI Golden Dragon Index (gross)                        25.36%        28.38%
MSCI Golden Dragon Index (net)                          25.20%        27.98%
Lipper China Region Funds Average                       32.71%        45.06%

* Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2007

--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             49.17%         42.78%
5 Years                            23.34%         22.27%
Since Inception*                    9.11%          8.61%

Class B Shares
1 Year                             48.11%         44.11%
5 Years                            22.43%         22.43%
Since Inception(a)*                 8.41%          8.41%

Class C Shares
1 Year                             48.14%         47.14%
5 Years                            22.39%         22.39%
Since Inception*                    8.27%          8.27%

Advisor Class Shares+
1 Year                             49.55%         49.55%
5 Years                            23.70%         23.70%
Since Inception*                    9.43%          9.43%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            58.49%
5 Years                                           21.57%
Since Inception*                                   8.47%

Class B Shares
1 Year                                            60.40%
5 Years                                           21.79%
Since Inception(a)*                                8.27%

Class C Shares
1 Year                                            63.39%
5 Years                                           21.73%
Since Inception*                                   8.13%

Advisor Class Shares+
1 Year                                            65.95%
5 Years                                           23.00%
Since Inception*                                   9.29%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception Date: 9/3/97 for Class A, Class B, Class C and Advisor Class
Shares.

+ This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                          Ending
                        Account Value                     Account Value                     Expenses Paid
                       August 1, 2006                   January 31, 2007                    During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000           $1,000           $1,360.57        $1,016.28            $10.53          $ 9.00
Class B        $1,000           $1,000           $1,355.87        $1,012.55            $14.90          $12.73
Class C        $1,000           $1,000           $1,355.25        $1,012.65            $14.78          $12.63
Advisor
  Class        $1,000           $1,000           $1,362.13        $1,017.85            $ 8.69          $ 7.43

* Expenses are equal to the classes' annualized expense ratios of 1.77%, 2.51%, 2.49% and 1.46%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $116.1


SECTOR BREAKDOWN*
[ ]  31.3%   Finance                      [PIE CHART OMITTED]
[ ]  15.7%   Consumer Services
[ ]   9.7%   Technology
[ ]   8.6%   Energy
[ ]   7.8%   Health Care
[ ]   7.0%   Consumer Staples
[ ]   6.7%   Multi-Industry
[ ]   2.4%   Transportation
[ ]   1.6%   Capital Goods
[ ]   1.6%   Basic Industry

[ ]   7.6%   Short-Term


COUNTRY BREAKDOWN*
[ ]  53.9%   Hong Kong                    [PIE CHART OMITTED]
[ ]  24.5%   China
[ ]  13.4%   Taiwan
[ ]   0.6%   Singapore

[ ]   7.6%   Short-Term


* All data are as of January 31, 2007. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 7


TEN LARGEST HOLDINGS*
January 31, 2007 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Industrial & Commercial Bank of
  China-Class H                                  $  9,141,580           7.9%
China Mobile, Ltd.                                  8,954,469           7.7
Shandong Weigao Group Medical
  Polymer Co., Ltd.-Class H                         8,459,427           7.3
China Construction Bank-Class H                     5,247,659           4.5
Esprit Holdings, Ltd.                               4,653,256           4.0
China Mengniu Dairy Co., Ltd.                       4,605,479           3.9
Taiwan Semiconductor
  Manufacturing Co., Ltd.                           4,057,878           3.5
China Life Insurance Co., Ltd.-Class H              3,794,393           3.3
PetroChina Co., Ltd.-Class H                        3,690,803           3.2
Zhuzhou CSR Times Electric Co., Ltd.-
  Class H                                           3,029,652           2.6
                                                 $ 55,634,596          47.9%


*  Long-term investments.


8 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


PORTFOLIO OF INVESTMENTS
January 31, 2007 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-91.9%

Finance-31.4%
Banking - Regional-16.1%
China Construction Bank-Class H(a)                  8,927,000     $   5,247,659
China Merchants Bank Co. Ltd.-Class H(b)              425,500           916,665
Chinatrust Financial Holding Co. Ltd.               1,488,753         1,254,745
Industrial & Commercial Bank of China-
  Class H(b)                                       15,721,000         9,141,580
Wing Hang Bank Ltd.                                   133,000         1,680,474
Wing Lung Bank                                         40,000           450,926
                                                                  -------------
                                                                     18,692,049
Brokerage & Money Management-1.9%
Hong Kong Exchanges & Clearing Ltd.                   200,000         2,184,350

Insurance-5.9%
Cathay Financial Holding Co. Ltd.                   1,317,831         2,930,250
Cathay Financial Holding Co. Ltd. (GDR)(a)              4,408            97,417
China Life Insurance Co. Ltd.-Class H               1,292,000         3,794,393
                                                                  -------------
                                                                      6,822,060
Miscellaneous-0.8%
Melco International Development                       456,000           963,893

Multi Industry Companies-0.7%
Hopewell Holdings                                     203,000           777,071

Real Estate-6.0%
Cheung Kong Holdings Ltd.                             127,000         1,677,302
Sino Land Co., Ltd.                                   981,983         2,217,047
Sun Hung Kai Properties Ltd.                          258,000         3,133,420
                                                                  -------------
                                                                      7,027,769
                                                                  -------------
                                                                     36,467,192
Consumer Services-15.8%
Cellular Communications-7.7%
China Mobile Ltd.                                     972,000         8,954,469

Miscellaneous-1.8%
Li & Fung Ltd.                                        663,000         2,076,206

Retail - General Merchandise-6.3%
Esprit Holdings Ltd.                                  457,500         4,653,256
GOME Electrical Appliances Holdings Ltd.            2,492,000         2,633,061
                                                                  -------------
                                                                      7,286,317
                                                                  -------------
                                                                     18,316,992
Technology-9.7%
Computer Peripherals-1.6%
Foxconn Technology Co., Ltd.                          106,550         1,280,983
High Tech Computer Corp.                               41,000           611,326
                                                                  -------------
                                                                      1,892,309


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Contract Manufacturing-1.2%
HON HAI Precision Industry Co. Ltd.                   212,875     $   1,462,670

Electronic Components-1.8%
AU Optronics Corp.                                    956,912         1,280,618
Largan Precision Co., Ltd.                             50,900           774,915
                                                                  -------------
                                                                      2,055,533
Semiconductor Components-5.1%
Advanced Semiconductor Engineering, Inc.(b)           669,000           764,627
Novatek Microelectronics Ltd.                         213,000         1,058,265
Taiwan Semiconductor Manufacturing Co. Ltd.         1,966,959         4,057,878
                                                                  -------------
                                                                      5,880,770
                                                                  -------------
                                                                     11,291,282
Energy-8.6%
International-3.9%
China Coal Energy Co.-Class H(b)                      179,000           135,496
China Petroleum & Chemical Corp.-Class H            1,672,000         1,396,333
Zhuzhou CSR Times Electric Co. Ltd.-
  Class H(b)                                        1,692,000         3,029,652
                                                                  -------------
                                                                      4,561,481
Oil Service-4.7%
China Oilfield Services Ltd.-Class H                2,500,000         1,715,167
PetroChina Co., Ltd.-Class H                        2,996,000         3,690,803
                                                                  -------------
                                                                      5,405,970
                                                                  -------------
                                                                      9,967,451
Health Care-7.8%
Medical Products-7.8%
Shandong Weigao Group Medical Polymer
  Co. Ltd.-Class H                                  6,480,000         8,459,427
Tong Ren Tang Technologies Co. Ltd.-Class H           300,000           558,121
                                                                  -------------
                                                                      9,017,548
Consumer Staples-7.0%
Food-6.2%
China Mengniu Dairy Co. Ltd.                        1,539,000         4,605,479
China Yurun Food Group Ltd.                         2,863,000         2,592,726
                                                                  -------------
                                                                      7,198,205
Retail - Food & Drug-0.8%
Lianhua Supermarket Holdings Co. Ltd.-
  Class H                                             694,000           980,118
                                                                  -------------
                                                                      8,178,323
Multi-Industry Companies-6.7%
Multi-Industry Companies-5.3%
Citic Pacific Ltd.                                    285,000         1,002,460
Hutchison Whampoa Ltd.                                161,000         1,603,141
Jardine Matheson Holdings Ltd.                         30,000           708,708
Swire Pacific Ltd.                                    249,000         2,865,885
                                                                  -------------
                                                                      6,180,194


10 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-1.4%
Lifestyle International Holdings Ltd.                 551,500     $   1,660,663
                                                                  -------------
                                                                      7,840,857
Transportation-1.7%
Miscellaneous-1.5%
Shun Tak Holdings Ltd.                              1,310,000         1,764,961

Shipping-0.2%
Dalian Port PDA Co. Ltd.-Class H(b)                   348,000           178,935
                                                                  -------------
                                                                      1,943,896
Capital Goods-1.6%
Electrical Equipment-0.6%
Techtronic Industries Co.                             494,000           760,398

Machinery-1.0%
Harbin Power Equipment-Class H                      1,000,000         1,120,236
                                                                  -------------
                                                                      1,880,634
Basic Industry-1.6%
Mining & Metals-1.6%
China Shenhua Energy Co. Ltd.-Class H                 756,500         1,852,263

Total Common Stocks
  (cost $66,850,884)                                                106,756,438

WARRANTS-0.7%
Transportation-0.7%
Miscellaneous-0.7%
Shenzhen Expressway Co. Ltd.,
  expiring 7/20/09(a)(b)
  (cost $449,684)                                     918,700           808,456

SHORT-TERM INVESTMENTS-7.6%
Time Deposit-7.6%
BNP Paribas
  5.27%, 2/01/07
  (cost $8,800,000)                                    $8,800         8,800,000

Total Investments-100.2%
  (cost $76,100,568)                                                116,364,894
Other assets less liabilities-(0.2)%                                   (252,970)

Net Assets-100.0%                                                 $ 116,111,924


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the aggregate market value of these securities amounted to $6,153,532 or 5.3% of net assets.

(b)  Non-income producing security.

Glossary:

GDR - Global Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 11


STATEMENT OF ASSETS & LIABILITIES
January 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $76,100,568)            $ 116,364,894
Cash                                                                     26,566
Foreign cash, at value (cost $2,229,345)                              2,230,314
Receivable for investment securities sold and
  foreign currency contracts                                          1,612,777
Receivable for capital stock sold                                     1,523,164
Dividends receivable                                                      1,288
Total assets                                                        121,759,003

Liabilities
Payable for investment securities purchased and
  foreign currency contracts                                          5,017,912
Payable for capital stock redeemed                                      342,123
Advisory fee payable                                                     68,004
Distribution fee payable                                                 53,071
Transfer Agent fee payable                                                4,277
Accrued expenses                                                        161,692
Total liabilities                                                     5,647,079
Net Assets                                                        $ 116,111,924

Composition of Net Assets
Capital stock, at par                                             $       5,728
Additional paid-in capital                                           74,636,948
Accumulated net investment loss                                        (271,496)
Accumulated net realized gain on investment
  and foreign currency transactions                                   1,476,637
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities            40,264,107
                                                                  $ 116,111,924


Net Asset Value Per Share--12 billion shares of capital stock authorized, $.001 par value

                                        Shares         Net Asset
Class              Net Assets        Outstanding         Value
----------------------------------------------------------------------
A                 $ 53,710,752        2,596,799         $ 20.68*
B                 $ 24,096,788        1,225,483         $ 19.66
C                 $ 25,428,297        1,296,257         $ 19.62
Advisor           $ 12,876,087          609,880         $ 21.11


* The maximum offering price per share for Class A shares was $21.60 which reflects a sales charge of 4.25%.

See notes to financial statements.


12 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


STATEMENT OF OPERATIONS

Six Months Ended January 31, 2007 (unaudited)

Investment Income

Dividends (net of foreign taxes withheld
  of $13,883)                                      $   522,274
Interest                                                90,528     $    612,802

Expenses
Advisory fee                                           302,318
Distribution fee--Class A                               54,229
Distribution fee--Class B                               98,392
Distribution fee--Class C                               93,714
Transfer agency--Class A                                33,140
Transfer agency--Class B                                20,282
Transfer agency--Class C                                17,874
Transfer agency--Advisor Class                           5,476
Custodian                                              102,631
Administrative                                          42,000
Legal                                                   29,920
Printing                                                29,602
Audit                                                   24,515
Registration                                            21,727
Directors' fees                                          7,140
Miscellaneous                                            6,966
Total expenses                                         889,926
Less: expenses waived by the Adviser
  (see Note B)                                         (42,000)
Less: expense offset arrangement
  (see Note B)                                          (2,497)
Net expenses                                                            845,429
Net investment loss                                                    (232,627)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                             3,117,012
  Foreign currency transactions                                         (17,480)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        21,637,027
  Foreign currency denominated
    assets and liabilites                                                   559
Net gain on investment and
  foreign currency transactions                                      24,737,118

Net Increase in Net Assets
  from Operations                                                  $ 24,504,491


See notes to financial statements.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                               January 31, 2007     July 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $     (232,627)  $      239,916
Net realized gain on investment and
  foreign currency transactions                      3,099,532        3,058,727
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                21,637,586        7,404,043
Net increase in net assets from
  operations                                        24,504,491       10,702,686

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (181,916)         (94,795)
  Advisor Class                                        (43,042)         (10,577)
Net realized gain on investment and
  foreign currency transactions
  Class A                                           (1,993,645)         (20,736)
  Class B                                           (1,166,081)         (15,426)
  Class C                                           (1,106,340)         (13,896)
  Advisor Class                                       (337,426)          (1,481)

Capital Stock Transactions
Net increase                                        34,289,241        1,096,452
Total increase                                      53,965,282       11,642,227

Net Assets
Beginning of period                                 62,146,642       50,504,415
End of period (including accumulated net
  investment loss and undistributed net
  investment income of $(271,496)
  and $186,089, respectively)                   $  116,111,924   $   62,146,642


See notes to financial statements.


14 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 15


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


16 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 17


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the six months ended January 31, 2007, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2007, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $42,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $35,511 for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Fund's expenses were reduced by $2,497 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $15,621 from the sale of Class A shares and received $294, $8,324 and $3,408 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2007.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2007, amounted to $114,209, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


18 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,322,205 and $1,141,313 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2007, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $   34,708,774   $   12,734,213
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $   40,963,699
Gross unrealized depreciation                                          (699,373)
Net unrealized appreciation                                      $   40,264,326

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the differ-


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 19


ence between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,117,699     1,405,406    $ 21,097,732    $ 21,132,323
Shares issued in
  reinvestment
  of dividends
  and distributions       98,944         7,426       1,793,852          92,824
Shares converted
  from Class B            33,889        85,978         638,989       1,200,130
Shares redeemed         (262,468)   (1,421,685)     (4,823,679)    (21,119,603)
Net increase             988,064        77,125    $ 18,706,894    $  1,305,674


20 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class B
Shares sold              233,314       300,734    $  4,207,673    $  4,383,027
Shares issued in
  reinvestment
  of dividends
  and distributions       57,803         1,074         997,678          12,829
Shares converted
  to Class A             (35,639)      (90,126)       (638,989)     (1,200,130)
Shares redeemed         (113,184)     (297,120)     (1,981,792)     (4,129,346)
Net increase
  (decrease)             142,294       (85,438)   $  2,584,570    $   (933,620)

Class C
Shares sold              366,109       317,295    $  6,709,038    $  4,538,016
Shares issued in
  reinvestment
  of dividends
  and distributions       46,938           848         808,277          10,120
Shares redeemed         (109,410)     (350,349)     (1,936,762)     (4,864,689)
Net increase
  (decrease)             303,637       (32,206)   $  5,580,553    $   (316,553)

Advisor Class
Shares sold              390,909       200,813    $  8,042,314    $  3,252,514
Shares issued in
  reinvestment
  of dividends
  and distributions       15,381           408         284,541           5,191
Shares redeemed          (46,687)     (161,490)       (909,631)     (2,216,754)
Net increase             359,603        39,731    $  7,417,224    $  1,040,951


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risk which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 21


The Fund has invested approximately 60% of its net assets in Hong Kong equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the fiscal year ending July 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      105,372   $           -0-
Net long-term capital gains                         51,539               -0-
Total taxable distributions                        156,911               -0-
Total distributions paid                    $      156,911   $           -0-

As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income                          $      221,070
Undistributed long-term capital gain                              3,081,176
Accumulated capital and other losses                                (34,981)(a)
Unrealized appreciation/(depreciation)                           18,525,942(b)
Total accumulated earnings/(deficit)                         $   21,793,207

(a) For the year ended July 31, 2006, the Fund deferred to August 1, 2006 post-October currency losses of $34,981.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.


22 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 23


the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


24 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order wih the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 25


was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a


26 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 27


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                      ----------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                       January 31,                       Year Ended July 31,
                                          2007     ---------------------------------------------------------------
                                      (unaudited)     2006         2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $16.19       $13.16       $10.75        $8.82        $7.55        $8.45

Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                     (.02)         .12          .07         (.04)(c)      .04          .09
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            5.68         2.98         2.34         2.01         1.32         (.99)
Net increase (decrease)
  in net asset value from
  operations                              5.66         3.10         2.41         1.97         1.36         (.90)

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.10)        (.06)          -0-        (.04)        (.09)          -0-
Distributions from net realized
  gains on investment and
  foreign currency transactions          (1.07)        (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions        (1.17)        (.07)          -0-        (.04)        (.09)          -0-
Net asset value, end of period          $20.68       $16.19       $13.16       $10.75        $8.82        $7.55

Total Return
Total investment return based on
  net asset value(d)                     35.99%       23.79%       22.42%       22.30%       18.35%      (10.65)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $53,711      $26,050      $20,163      $17,719       $3,958       $2,253
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.77%(e)     2.02%(f)     2.32%(g)     2.38%        2.50%        2.50%
  Expenses, before waivers/
    reimbursements                        1.88%(e)     2.17%(f)     2.52%        2.94%        9.24%       10.82%
  Net investment income (loss)(b)         (.27)%(e)     .85%(f)      .60%        (.37)%(c)     .58%        1.18%
Portfolio turnover rate                     17%          48%          42%          89%         102%          63%


See footnote summary on page 32.


28 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                      ----------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                       January 31,                        Year Ended July 31,
                                          2007     ---------------------------------------------------------------
                                      (unaudited)      2006         2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $15.41       $12.56       $10.33        $8.52        $7.30        $8.21

Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                     (.08)          -0-        (.02)        (.12)(c)     (.01)         .03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            5.40         2.86         2.25         1.95         1.27         (.94)
Net increase (decrease)
  in net asset value from
  operations                              5.32         2.86         2.23         1.83         1.26         (.91)

Less: Dividends and
  Distributions
Dividends from
  net investment income                     -0-          -0-          -0-        (.02)        (.04)          -0-
Distributions from net realized
  gains on investment and
  foreign currency transactions          (1.07)        (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions        (1.07)        (.01)          -0-        (.02)        (.04)          -0-
Net asset value, end of period          $19.66       $15.41       $12.56       $10.33        $8.52        $7.30

Total Return
Total investment return based on
  net asset value(d)                     35.52%       22.84%       21.59%       21.41%       17.32%      (11.08)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $24,097      $16,697      $14,676      $12,872       $4,632       $3,266
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.51%(e)     2.79%(f)     3.04%(g)     3.18%        3.20%        3.20%
  Expenses, before waivers/
    reimbursements                        2.62%(e)     2.94%(f)     3.24%        3.79%        9.98%       11.56%
  Net investment income (loss)(b)         (.93)%(e)    (.02)%(f)    (.13)%      (1.11)%(c)    (.11)%        .41%
Portfolio turnover rate                     17%          48%          42%          89%         102%          63%


See footnote summary on page 32.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class C
                                      ----------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                       January 31,                       Year Ended July 31,
                                          2007     ---------------------------------------------------------------
                                      (unaudited)     2006         2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $15.38       $12.53       $10.30        $8.50        $7.30        $8.21

Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                     (.08)          -0-        (.01)        (.12)(c)     (.01)         .04
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            5.39         2.86         2.24         1.94         1.25         (.95)
Net increase (decrease)
  in net asset value from
  operations                              5.31         2.86         2.23         1.82         1.24         (.91)

Less: Dividends and
  Distributions
Dividends from
  net investment income                     -0-          -0-          -0-        (.02)        (.04)          -0-
Distributions from net realized
  gains on investment and
  foreign currency transactions          (1.07)        (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions        (1.07)        (.01)          -0-        (.02)        (.04)          -0-
Net asset value, end of period          $19.62       $15.38       $12.53       $10.30        $8.50        $7.30

Total Return
Total investment return based on
  net asset value(d)                     35.53%       22.89%       21.65%       21.34%       17.05%      (11.08)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $25,428      $15,266      $12,838      $10,978       $4,856       $1,302
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.49%(e)     2.75%(f)     3.02%(g)     3.15%        3.20%        3.20%
  Expenses, before waivers/
    reimbursements                        2.59%(e)     2.91%(f)     3.22%        3.75%       10.19%       11.28%
  Net investment income (loss)(b)         (.95)%(e)     .02%(f)     (.10)%      (1.07)%(c)    (.15)%        .50%
Portfolio turnover rate                     17%          48%          42%          89%         102%          63%


See footnote summary on page 32.


30 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Advisor Class
                                      ----------------------------------------------------------------------------
                                       Six Months
                                         Ended
                                       January 31,                      Year Ended July 31,
                                          2007     ---------------------------------------------------------------
                                      (unaudited)     2006         2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $16.52       $13.43       $10.93        $8.94        $7.66        $8.53

Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                     (.01)         .22          .07         (.02)(c)      .08          .10
Net realized and unrealized
  gain (loss) on investment
  and  foreign currency
  transactions                            5.81         2.98         2.43         2.05         1.31         (.97)
Net increase (decrease)
  in net asset value from
  operations                              5.80         3.20         2.50         2.03         1.39         (.87)

Less: Dividends and
  Distributions
Dividends from
  net investment income                   (.14)        (.10)          -0-        (.04)        (.11)          -0-
Distributions from net realized
  gains on investment and
  foreign currency transactions          (1.07)        (.01)          -0-          -0-          -0-          -0-
Total dividends and distributions        (1.21)        (.11)          -0-        (.04)        (.11)          -0-
Net asset value, end of period          $21.11       $16.52       $13.43       $10.93        $8.94        $7.66

Total Return
Total investment return based on
  net asset value(d)                     36.15%       24.11%       22.87%       22.72%       18.55%      (10.20)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $12,876       $4,134       $2,827       $1,379         $309         $196
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.46%(e)     1.74%(f)     2.00%(g)     2.14%        2.20%        2.20%
  Expenses, before waivers/
    reimbursements                        1.57%(e)     1.90%(f)     2.20%        2.71%        8.69%       10.57%
  Net investment
    income (loss)(b)                      (.06)%(e)    1.54%(f)      .55%        (.13)%(c)    1.14%        1.28%
Portfolio turnover rate                     17%          48%          42%          89%         102%          63%


See footnote summary on page 32.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 31


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized

(f)  The ratio includes expenses attributable to costs of proxy solicitation.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                         Year Ended
                        July 31, 2005
                      -----------------
Class A                     2.31%
Class B                     3.04%
Class C                     3.02%
Advisor Class               2.00%


32 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
David H. Dievler(1)

OFFICERS

Marc O. Mayer, President and Chief Executive Officer
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Manish Singhai(2), Vice President
Vernon Yu(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Emerging Market Growth Research Team. Mr. Manish Singhai and Mr. Vernon Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 33


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Greater China '97 Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


34 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                   Advisory Fee
              Net Assets             Based on %
               02/28/06             of Average
Category      (million)          Daily Net Assets                  Fund
-------------------------------------------------------------------------------
Specialty       $58.2       75 bp on 1st $2.5 billion         Greater China
                            65 bp on next $2.5 billion        '97 Fund, Inc.
                            60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           As a % of Average
Fund                                         Amount         Daily Net Assets
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.(4)             $84,000               0.18%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent semi-annual period; accordingly the expense limitation undertaking of the Fund was of no effect.

                                     Expense Cap
                                     Pursuant to         Gross       Fiscal
                                 Expense Limitation     Expense       Year
Fund                                Undertaking         Ratio(5)      End
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.    Class A      2.50%       2.47%       July 31
                                Class B      3.20%       3.19%   (ratios as of
                                Class C      3.20%       3.17%     January 31,
                                Adv. Class   2.20%       2.15%        2006)


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  The Adviser waived this expense reimbursement by the Fund.

(5)  Annualized.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 35


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following



36 . ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


"all-in" fee(6) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                     Fee
--------------------------------------------------------------------
Greater China                                           2.05%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                    Effective        Lipper
                                   Management        Group
Fund                                 Fee(8)          Median           Rank
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.         0.750           1.100            1/4

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the


(6) The "all-in" fee shown is for the class A shares of Greater China. This includes a fee for investment advisory services and a separate fee for distribution related services.

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 37


same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                               Expense    Lipper    Lipper   Lipper     Lipper
                                Ratio     Group     Group   Universe   Universe
Fund                           (%)(11)   Median(%)   Rank   Median(%)    Rank
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.    2.320     2.064       4/4     2.187      5/6

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

Additional expense information was obtained from Morningstar, Inc. since the Fund has a low number of peers in its Lipper Expense Group. Morningstar, Inc., an analytical service not affiliated with the Adviser, publishes the Morningstar Mutual Fund Report, which includes information with regards to the Fund's expenses in comparison to its category:(12)

Total Expense Ratios (%)(13)

Fund                      Greater China '97 Fund, Inc.

Category                  Pacific / Asia ex-Japan Stock

                          2001       2002       2003       2004      2005
------------------------------------------------------------------------------
Fund                      2.51       2.50       2.50       2.38      2.31
Category Average          2.28       2.38       2.30       2.15      2.11
Difference                0.23       0.12       0.20       0.23      0.20

Based on the information obtained by Morningstar, the Fund's most recent total expense ratio is higher than its category average, Pacific / Asia ex-Japan Stock. It should be noted that the funds included in the Pacific / Asia ex-Japan Stock category can invest in any in any Asian nations except Japan, and they can also invest in New Zealand and Australia. Most of these funds focus on export-oriented nations such as Hong Kong, Singapore, Taiwan and Korea. This is significantly different from the geographic scope of the Fund's investment strategy, which restricts the Fund to investing in stocks of China, Hong Kong and Taiwan.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and prof-


(11)  The total expense ratio shown is for the Fund's Class A shares.

(12) Morningstar's category may include funds with different load types and significantly different asset sizes, which may cause any comparison between the category and the Fund to be less meaningful than that of the Fund and its respective Lipper Expense Group.

(13)  Fund and category expense ratios provided are for the fiscal year end.


38 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


itability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14)

After payments to third party intermediaries, ABI retained the following amounts


(14) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 39


for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.                                     $5,775

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                              12b-1 Fees          CDSC
Fund                                           Received         Received
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.                   $316,566         $38,826

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                           ABIS Fee(15)
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.                                     $65,575

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(15) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


40 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance ranking of the Fund(16) relative to its Lipper Performance Group(17) and Lipper Performance Universe(18) for the periods ended December 31, 2005:

Greater China '97 Fund, Inc.                 Group           Universe
----------------------------------------------------------------------------
1 year                                        3/4               4/7
3 year                                        1/3               2/5
5 year                                        3/3               4/5


(16)  The performance rankings are for the Class A shares of the Fund.

(17)  The Lipper Performance Group is identical to the Lipper Expense Group.

(18) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 41


Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(19) versus its benchmark:(20)

                                          Periods Ending December 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                        1          3          5        Since
Fund                                  Year       Year       Year     Inception
-------------------------------------------------------------------------------
Greater China '97 Fund, Inc.          5.14      25.47       8.08       3.82
MSCI Golden Dragon Index (Net)        9.86      22.95       5.86        N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(19)  The performance returns shown are for the Class A shares of the Fund.

(20) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


42 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                    Michigan
Insured National            Minnesota
Arizona                     New Jersey
California                  New York
Insured California          Ohio
Florida                     Pennsylvania
Massachusetts               Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 43


NOTES


44 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GC-0152-0107


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

12 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Greater China '97 Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

By:   /s/ Joseph  J. Mantineo
      -----------------------
      Joseph  J. Mantineo
      Treasurer and Chief Financial Officer

Date: March 30, 2007